UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2021

Live Ventures Incorporated

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-33937	85-0206668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102
Las Vegas, Nevada		89119
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 702 997-5968

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LIVE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 29, 2021, David Verret became Chief Accounting Officer for Live Ventures Incorporated (the “Company”). During the past 23 years, Mr. Verret has served in various audit, financial reporting, and accounting positions with KPMG LLP and Monitronics International, Inc., dba Brinks Home Security™. For the decade prior to joining the Company, he was the Chief Accounting Officer at Brinks Home Security™, where he also had held other accounting positions. In the preceding 13 years, he was employed by KPMG LLP as a member of its audit staff (1998 to 2003) and then as a Manager and Senior Manager with the firm’s audit practice in Dallas, Texas (2003 to 2011).

Pursuant to the terms of his employment agreement, dated September 27, 2021, Mr. Verret will be paid an annual base salary of $250,000, shall be eligible for an annual performance bonus, and shall be entitled to participate in all benefit programs or plans sponsored by the Company. Upon the agreement of Mr. Verret and the Company (if the same shall occur on or before January 31, 2022), the employment agreement will expire three years later on January 31, 2025. Commencing February 1, 2022, the agreement becomes terminable by either Mr. Verret or us on 14 days’ written notice. If we then terminate the agreement without cause, we will provide Mr. Verret with severance in the amount of one year of his base salary. A copy of the employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.89.

There are no family relationships between Mr. Verret and any of the Company’s officers or directors and Mr. Verret has not engaged in any related party transactions.

The Company and Virland Johnson, our Chief Financial Officer, have mutually agreed that, effective as of October 1, 2021, we would cease all of our employment-based relationships.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit

Number Description

10.89 Employment Agreement between Live Ventures Incorporated and David Verret, effective September 29, 2021

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE VENTURES INCORPORATED

By:	/s/ Jon Isaac
Name: Jon Isaac
Title: Chief Executive Officer

Dated: October 1, 2021